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                                                                    EXHIBIT 10.4

                        PRODUCT DISCLOSURE AND AGREEMENT

This Produce Disclosure and Agreement (this "Agreement"), dated as of 13/th/ January, 2000 between AbsoluteFuture.com, a Nevada corporation ("Employer"), and William Antony McNamara, an individual ("Employee");

1    SafeMessage and LOCAL HARD DRIVE PRODUCT

1.1  Relation to LHD

Employer (Absolute Future, as represented by Graham Andrews) and Employee (William Antony McNamara) hereby acknowledge that the SafeMessage product, as defined in Attachment 1, is based upon and subject to the same terms as laid out in the contracts entitled "Confidential Information, Inventions, Nonsolicitation and Noncompetition Agreement" and "Employment Agreement", both signed on 26-November-1999.

1.2  Entitlement to Royalties

Employee is entitled to the same royalty agreement for SafeMessage as defined in the aforementioned contracts.

2    ALL OTHER CLAUSES

All other clauses of the aforementioned contracts remain in full effect, and apply to the SafeMessage product and work upon it exactly as upon the LHD product and as they work upon that. This explicitly includes, but is not limited not, clauses concerning breach, necessity of notice, assignment of rights, and waivers.

3    AMENDMENTS IN WRITING

This contract shall serve as an amendment to the aforementioned contracts and Agreements.

4    HEADINGS

All headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

5    ENTIRE AGREEMENT

This Agreement (including the Noncompetition Agreement) on and as of the date hereof constitutes the entire agreement between Employer and Employee with respect to the subject matter hereof and all prior or contemporaneous oral or written communications, understandings or agreements between Employer and Employee with respect to such subject matter are hereby superseded and nullified in their entireties.
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IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                                   EMPLOYEE:


                                   /s/ William Antony McNamara
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                                   EMPLOYER:



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                                   By  /s/ Graham Andrews
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                                     Its  President
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